Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 4 to Registration Statement No. 333-56205 on Form N-1A of our reports dated July 12, 2002 on Merrill Lynch Pan-European Growth Fund (formerly Mercury Pan-European Growth Fund) of Mercury Funds, Inc. and Mercury Master Pan-European Growth Portfolio of Mercury Master Trust, both appearing in the May 31, 2002 Annual Report of Merrill Lynch Pan-European Growth Fund, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP New York, New York September 13, 2002